Exhibit 10.5

EXECUTION COPY

FIRST AMENDMENT TO THE $450 MILLION TERM LOAN FACILITY CREDIT AGREEMENT

This FIRST AMENDMENT TO THE $450 MILLION TERM LOAN FACILITY CREDIT AGREEMENT (this “First Amendment”) is made and dated as of the 20th day of July, 2006, by and among THE MACERICH PARTNERSHIP, L.P., a limited partnership organized under the laws of the state of Delaware (“Macerich Partnership”), AS BORROWER; THE MACERICH COMPANY, a Maryland corporation (“MAC”); MACERICH WRLP II CORP., a Delaware corporation (“Macerich WRLP II Corp.”); MACERICH WRLP II LP, a Delaware limited partnership (“Macerich WRLP II LP”); MACERICH WRLP CORP., a Delaware corporation (“Macerich WRLP Corp.”); MACERICH WRLP LLC, a Delaware limited liability company (“Macerich WRLP LLC”); MACERICH TWC II CORP., a Delaware corporation (“Macerich TWC Corp.”); MACERICH TWC II LLC, a Delaware limited liability company (“Macerich TWC LLC”); MACERICH WALLEYE LLC, a Delaware limited liability company (“Macerich Walleye LLC”); IMI WALLEYE LLC, a Delaware limited liability company (“IMI Walleye LLC”); and WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company (“Walleye Investments LLC”), AS GUARANTORS; THE LENDERS FROM TIME TO TIME PARTY HERETO (collectively and severally, the “Lenders”); and DEUTSCHE BANK TRUST COMPANY AMERICAS, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the “Administrative Agent” or “DBTCA”) and as collateral agent for the Benefited Creditors.

RECITALS

A.            Pursuant to that certain Credit Agreement, dated as of April 25, 2005, as amended or otherwise modified to date (the “Credit Agreement”), by and among the Borrower, MAC, the lenders from time to time party thereto (the “Existing Lenders”), and the Administrative Agent, the Existing Lenders have made a term loan to the Borrower in the principal amount of $450,000,000. Initially capitalized terms used herein and not otherwise defined have the respective meanings given to such terms in the Credit Agreement.

B.            The Borrower has requested that certain modifications to the Credit Agreement as more fully set forth herein.

C.            The Lenders party hereto and the Borrower have agreed to amend the Credit Agreement and DBTCA has agreed to act as administrative agent on behalf of the Lenders and as collateral agent on behalf of the Benefited Creditors on the terms and subject to the conditions set forth herein and in the other Loan Documents.

NOW, THEREFORE, in consideration of the foregoing Recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

AGREEMENT

1.             (I)  Amendment to Annex I of the Loan Agreement. Effective as of the date hereof, Annex I of the Loan Agreement is hereby amended as follows:

(a)           The definition of “Disposition Promissory Note” is hereby deleted in its entirety.

(b)           The definition of “Distribution” is hereby amended in its entirety to read as follows:

“Distribution” shall mean with respect to MAC, Macerich Partnership or, prior to the Wilmorite Release Date, MACWH: (i) any distribution of cash or Cash Equivalent, directly or indirectly, to the partners or holders of Capital Stock of such Persons, or any other distribution on or in respect of any partnership, company or equity interests of such Persons; and (ii) the declaration or payment of any dividend on or in respect of any shares of any class of Capital Stock of such Persons, other than: (1) dividends payable solely in shares of common stock by MAC; or (2) the purchase, redemption, exchange, or other retirement of any shares of any class of Capital Stock of such Persons, directly or indirectly through a Subsidiary of MAC or otherwise, (A) to the extent such purchase, redemption, exchange, or other retirement occurs in exchange for the issuance of Capital Stock of MAC or Macerich Partnership or (B) with respect to MACWH, to the extent such purchase, redemption, or other retirement occurs in exchange for the issuance of Capital Stock of MACWH, MAC or Macerich Partnership in accordance with the provisions of the MACWH Partnership Agreement.

(c)           The definition of “Existing Revolving Credit Agreement” is hereby amended in its entirety to read as follows:

“Existing Revolving Credit Agreement” shall mean that certain Credit Agreement evidencing the Existing Revolving Credit Facility, amended and restated as of April 25, 2005, and as Modified concurrently herewith, by and among the Borrower, as borrower, MAC and the other guarantors signatory thereto, the lenders signatory thereto and DBTCA, as administrative agent and collateral agent.

(d)           The definition of “Existing Revolving Credit Facility” is hereby amended in its entirety to read as follows:

“Existing Revolving Credit Facility” shall mean that certain credit facility evidenced by the Existing Revolving Credit Agreement, which provides for the funding of certain revolving loans and the issuance of letters of credit to, and on behalf of, Macerich Partnership in the aggregate committed amount of, as of the date hereof, $1,500,000,000 at any one time outstanding.

(e)           The definition of “Fixed Charges” is hereby amended in its entirety to read as follows:

“Fixed Charges” shall mean, for any period, solely with respect to the Consolidated Entities, the sum of the amounts for such period of (i) scheduled payments of principal of Indebtedness of the Consolidated Entities (other than any Bullet Payment, including any Bullet Payment under the Interim Loan or Term Loan), (ii) the Consolidated Entities’ pro rata share of scheduled payments of principal of Indebtedness of Joint Ventures (other than any Bullet Payment) that does not otherwise constitute Indebtedness of and is not otherwise recourse to the Consolidated Entities or their assets, (iii) Interest Expense, (iv) payments of dividends in respect of Disqualified Capital Stock; and (v) to the extent not otherwise included in Interest Expense, dividends and other distributions paid during such period by the Borrower or MAC with respect to preferred stock or preferred operating units (excluding distributions on convertible preferred units of MACWH in accordance with the MACWH Partnership Agreement). For purposes of clauses (ii) and (v), the Consolidated Entities’ pro rata share of payments by any Joint Venture shall be deemed equal to the product of (a) the payments made by such Joint Venture, multiplied by (b) the percentage of the total outstanding Capital Stock of such Person held by any Consolidated Entity, expressed as a decimal.

(f)            The definition of “Gross Asset Value” is hereby amended in its entirety to read as follows:

“Gross Asset Value” shall mean, at any time, solely with respect to the Consolidated Entities, the sum of (without duplication):

(i) for Retail Properties that are Wholly-Owned the sum of, for each such property, (a) such property’s Property NOI for the Measuring Period, divided by (b) (1) 6.75% (expressed as a decimal), in the case of regional Retail Properties or (2) 8.25% (expressed as a decimal) in the case of Retail Properties that are not regional Retail Properties; plus

(ii) for Retail Properties that are not Wholly-Owned, the sum of, for each such property, (a) the Gross Asset Value of each such Retail Property at such time, as calculated pursuant to the foregoing clause (i), multiplied by (b) the percentage of the total outstanding Capital Stock held by Consolidated Entities in the owner of the subject Retail Property, expressed as a decimal; provided, notwithstanding anything to the contrary in this definition, so long as 100% of the Indebtedness and other liabilities of the owner of the Broadway Plaza Property reflected in the financial statements of such owner or disclosed in the notes thereto (to the extent the same would constitute a Contingent Obligation) is counted in the calculation of Total Liabilities pursuant to subsection (ii) of the definition of “Total Liabilities”, the Broadway Plaza Property, and the cash and Cash Equivalents and “Other GAV Assets” (as defined below) with respect thereto, shall be deemed to be Wholly-Owned and the Gross Asset Value with respect to the Broadway Plaza Property shall be calculated in accordance with clause (i) of this definition; plus

(iii) all cash and Cash Equivalents (other than, in either case, Restricted Cash) held by the Consolidated Entity at such time, and, in the case of cash and Cash Equivalents not Wholly-Owned, multiplied by a percentage (expressed as a decimal) equal to the percentage of the total outstanding Capital Stock held by the Consolidated Entity holding title to such cash and Cash Equivalents; plus

(iv) all Mortgage Loans acquired for the purpose of acquiring the underlying real property, valued by the book value of each such Mortgage Loan when measured; plus

(v)(a) 100% of the Book Value of Construction-in-Process with respect to Retail Properties Under Construction that are Wholly-Owned and (b) the product of (1) 100% of the Book Value of Construction-in-Process with respect to Retail Properties Under Construction that are not Wholly-Owned multiplied by (2) a percentage (expressed as a decimal) equal to the percentage of the total outstanding Capital Stock held by the Consolidated Entity holding title to such Retail Properties Under Construction; plus

(vi) to the extent not otherwise included in the foregoing clauses, (a) the Book Value of tenant receivables, deferred charges and other assets with respect to Real Properties that are Wholly-Owned and (b) the product of (1) the Book Value of tenant receivables, deferred charges and other assets with respect to Real Properties that are not Wholly-Owned multiplied by (2) a percentage (expressed as a decimal) equal to the percentage of the total outstanding Capital Stock held by a Consolidated Entity holding title to such Real Property (collectively, “Other GAV Assets”), provided that the aggregate value of Other GAV Assets shall not exceed five percent (5%) of the aggregate Gross Asset Value of all the assets of the Consolidated Entities;

(vii) the Book Value of land and other Properties not constituting Retail Properties; plus

(viii) the Book Value of the Investment in Northpark Mall.

provided, however, that (A)(i) the determination of Gross Asset Value for any period shall not include any Retail Property (or any Property NOI relating to any Retail Property) that has been sold or otherwise disposed of at any time prior to or during such period; (ii) any Retail Property (whether acquired before or after the Closing Date) and shall be valued at Book Value for 18 months after acquisition thereof; (B) upon the sale, conveyance, or transfer of all of a Real Property to a Person other than a Macerich Entity, the Gross Asset Value with respect to such Real Property shall no longer be considered; and (C) the determination of the NOI for any Retail Property Under Construction which is no longer classified as “construction-in-process” under GAAP shall be calculated using an adjusted Measuring Period determined by annualizing the most recent fiscal quarter until such Retail Property Under Construction has achieved Stabilization.

(g)           The definition of “Intangible Assets” is hereby deleted in its entirety.

(h)           The definition of “Lakewood Center Property” is hereby deleted in its entirety.

(i)            The definition of “Net Worth” is hereby amended in its entirety to read as follows:

 “Net Worth” means, at any date, the sum of (i) the aggregate Gross Asset Value; minus (2) the Total Liabilities.

(j)            The definition of “Permitted WHLP Cash Distribution” is hereby amended in its entirety to read as follows:

“Permitted MACWH Cash Distribution” shall have the meaning given such term in Section 8.4(4) of the Credit Agreement.

(k)           The definition of “Rochester Distribution” is hereby amended in its entirety to read as follows:

“Rochester Distribution” shall mean the distribution by MACWH of all of the membership interests in Rochester Malls LLC to limited partners of MACWH in accordance with Sections 8.7 or 8.8 of the MACWH Partnership Agreement.

(l)            The definition of “Tangible Net Worth” is hereby deleted in its entirety.

(m)          The definition of “Westcor Assets” is hereby deleted in its entirety.

(n)           The definition of “WHLP” is hereby deleted in its entirety.

(o)           The definition of “WHLP Partnership Agreement” is hereby deleted in its entirety.

(p)           The definition of “Wilmorite Acquisition” is hereby amended in its entirety to read as follows:

“Wilmorite Acquisition” shall mean that certain acquisition by MAC and the Borrower of Wilmorite Properties, Inc., MACWH and their subsidiaries pursuant to the Wilmorite Merger Agreement.

(q)           The definition of “Wilmorite Assets” is hereby deleted in its entirety.

(r)            The definition of “Wilmorite Merger Agreement” is hereby amended in its entirety to read as follows:

“Wilmorite Merger Agreement” shall mean an Agreement and Plan of Merger, dated as of December 22, 2004, among MAC, the Borrower, MACW, Inc., Wilmorite Properties, Inc. and MACWH.

(s)           The definition of “Wilmorite Principal Entity” is hereby amended in its entirety to read as follows:

“Wilmorite Principal Entity” shall mean MACWH.

(II)           The following definitions of “MACWH” and “MACWH Partnership Agreement” are hereby added to Annex I of the Credit Agreement in the appropriate alphabetical order:

(a)           “MACWH” shall mean MACWH, L.P., a Delaware limited partnership.

(b)           “MACWH Partnership Agreement” shall mean the 2005 Amended and Restated Agreement of Limited Partnership of MACWH, between MACWH and the Borrower.

(III)         Amendment to Section 7.1(1) of the Loan Agreement. Effective as of the date hereof, Section 7.1(1) of the Loan Agreement is hereby amended by deleting “PricewaterhouseCoopers” and replacing the same with “Deloitte & Touche.”

(IV)         Amendment to Section 8.4(4) of the Loan Agreement. Effective as of the date hereof, Section 8.4(4) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(4)         Prior to the Wilmorite Release Date, any Disposition by any Wilmorite Guarantor of any of the Capital Stock of the Wilmorite Principal Entity; provided that (i) MACWH may consummate the Rochester Distribution in accordance with the provisions of the MACWH Partnership Agreement, and (ii) so long as no Potential Default or Event of Default shall have occurred and be continuing, MACWH may make cash distributions in accordance with Article 8 of the MACWH Partnership Agreement, provided that the Borrower Parties would be in compliance with the covenants in Section 8.12, calculated as of the last day of the most recent fiscal quarter for which financial statements have been delivered pursuant to Section 7.1(1) or 7.1(2) and on a pro forma basis as if such cash distribution had occurred, and any Indebtedness incurred in connection therewith had been incurred, on the last day of such fiscal quarter (any distribution under this clause (ii), a “Permitted MACWH Cash Distribution”); and”

(V)           Amendment to Section 8.11(2) of the Loan Agreement. Effective as of the date hereof, Section 8.11(2) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(2)         Prior to the Wilmorite Release Date, MACWH shall not make Distributions in any Fiscal Year other than distributions of Available Cash (as defined in the MACWH Partnership Agreement) under and in accordance with the provisions of the MACWH Partnership Agreement except for (i) the Rochester Distribution and (ii) any Permitted MACWH Cash Distribution.”

(VI)         Amendment to Section 8.12(1) of the Loan Agreement. Effective as of the date hereof, Section 8.12(1) of the Loan Agreement is hereby amended in its entirety to read as follows:

“(1)         Minimum Net Worth. As of the last day of any Fiscal Quarter, Net Worth shall not be less than $4,000,000,000.”

2.             Amendment Effective. This First Amendment will be effective when:

(a)           this First Amendment has been duly executed and delivered by Borrower, the Administrative Agent, the Collateral Agent and the Lenders; and

(b)           the Borrower has paid the reasonable fees and expenses of the Administrative Agent in connection with this First Amendment.

3.             Covenants, Representations and Warranties of the Borrower.

(a)           The Borrower and each other Borrower Party (by its execution of the Consent and Agreement), reaffirm all terms, covenants, representations and warranties (except to the extent such representations and warranties pertain solely to an earlier date as set forth in the Loan Documents) that they made in the Loan Documents, as Modified by this First Amendment.

(b)           The Borrower represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that (i) The Borrower has the legal power and authority to enter into this First Amendment without consent or approval by any third party and (ii) this First Amendment constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except, in each case, as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles affecting enforceability.

(c)           The Borrower represents and warrants to the Lenders, the Administrative Agent and the Collateral Agent that, as of the date hereof, (i) no Default or Event of Default has occurred and is continuing; (ii) no Default or Event of Default will occur as a result of the execution, delivery and performance by the Borrower of this Amendment; (iii) the Borrower has not given any notice of any uncured Default under the Credit Agreement; and (iv) there are no legal proceedings commenced or threatened by any Borrower Party against the Lenders, the Administrative Agent or the Collateral Agent.

(d)           The Borrower confirms and acknowledges that, as of the date hereof, neither it nor any other Borrower Party has any offsets, defenses, claims, counterclaims, setoffs, or other basis for reduction with respect to any of the obligations.

4.             Effect Upon Loan Documents.

(a)           Except as specifically set forth in this First Amendment, the Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

(b)           The parties hereto specifically acknowledge and agree that the Credit Agreement, as hereby amended, is in full force and effect in accordance with its terms and has not been Modified, except pursuant to this First Amendment.

(c)           All references to the “Credit Agreement” in the Credit Agreement and any other Loan Document shall mean and refer to the Credit Agreement, as Modified hereby.

(d)           This First Amendment shall be a Loan Document for all purposes under the Credit Agreement.

(e)           Except to the extent expressly set forth herein, the execution, delivery and effectiveness of this First Amendment shall not operate as a waiver of any right, power or remedy of any Lender, the Administrative Agent or the Collateral Agent under the Loan Documents, or any other document, instrument or agreement executed and/or delivered in connection therewith.

5.             Governing Law. THIS FIRST AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK; PROVIDED, HOWEVER, THAT AGENTS AND LENDERS SHALL RETAIN ALL RIGHTS ARISING UNDER FEDERAL LAW.

6.             Counterparts. This First Amendment may be executed by one or more of the parties to this First Amendment in any number of separate counterparts, each of which, when so executed, shall be deemed an original, and all of such counterparts taken together shall be deemed to constitute but one and the same instrument.

[Signatures Begin on Next Page]

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the $450 Million Term Loan Facility Credit Agreement to be executed as of the day and year first above written.

BORROWER:

THE MACERICH PARTNERSHIP, L.P.,
a Delaware limited partnership

	By:		The Macerich Company,
a Maryland corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President,
Chief Legal Officer
& Secretary

GUARANTORS:

THE MACERICH COMPANY,
a Maryland corporation

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President,
Chief Legal Officer
& Secretary

MACERICH TWC II CORP.,
a Delaware corporation

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH TWC II LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

	By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP CORP.,
a Delaware corporation

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP, LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP II CORP.,
a Delaware corporation

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WRLP II, LP,
a Delaware limited liability company

By:	Macerich WRLP II Corp.,
a Delaware corporation,
Its general partner

	By:	/s/ Richard A. Bayer
	Name:	Richard A. Bayer
	Title:	Executive Vice President, Chief Legal Officer & Secretary

MACERICH WALLEYE LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
		Name:	Richard A. Bayer
		Title:	Executive Vice President, Chief Legal Officer and Secretary

IMI WALLEYE LLC,
a Delaware limited liability company

By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

	By:	The Macerich Company,
a Maryland corporation,
Its general partner

		By:	/s/ Richard A. Bayer
			Name:	Richard A. Bayer
			Title:	Executive Vice President, Chief Legal Officer and Secretary

WALLEYE RETAIL INVESTMENTS LLC,
a Delaware limited liability company

By:	Macerich Walleye LLC,
a Delaware limited liability company,
Its managing member

	By:	The Macerich Partnership, L.P.,
a Delaware limited partnership,
Its sole member

		By:	The Macerich Company,
a Maryland corporation,
Its general partner

			By:	/s/ Richard A. Bayer
				Name:	Richard A. Bayer
				Title:	Executive Vice President, Chief Legal Officer and Secretary

LENDERS AND AGENTS:

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent and a Lender

	By:		/s/ James Rolison
		Name:	James Rolison
		Title:	Director

	By:		s/s Linda Wang
		Name:	Linda Wang
		Title:	Director

[LENDER]

By:	/s/ Derrick Lynch
	Name:	Derrick Lynch
	Title:	Assistant Vice President

Investment Advisor to
AIB Debt Management, Limited

Blue Square Funding Limited Series J

By:	DB Services New Jersey, Inc.

By:	/s/ Deidre Whorton
	Name:	Deidre Whorton
	Title:	Assistant Vice President

By:	/s/ Jay Hopkins
	Name:	Jay Hopkins
	Title:	Vice President

CALYON

By:	/s/ John A. Wain
	Name:	John A. Wain
	Title:	Managing Director

By:	/s/ Daniel J. Reddy
	Name:	Daniel J. Reddy
	Title:	Director

COMERICA BANK

By:	/s/ James Graycheck
	Name:	James Graycheck
	Title:	Vice President

COMMERZBANK, AG, NEW YORK BRANCH, as Co-Syndication Agent

By:	/s/
Name:
	Title:	SUP

By:	/s/
Name:
Title:

DEKABANK DEUTSCHE GIROZENTRALE

By:	/s/ Burkhard Mau
	Name:	Burkhard Mau
	Title:	Senior Vice President

By:	/s/ Carsten Gotsch
	Name:	Carsten Gotsch
	Title:	Vice President

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

EATON VANCE SENIOR FLOATING RATE TRUST

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

TOLLI & CO.

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

EATON VANCE FLOATING RATE INCOME TRUST

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

GRAYSON & CO

By:	Boston Management and Research
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

EATON VANCE INSTITUTIONAL SENIOR LOAN FUND

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

EATON VANCE
LIMITED DURATION INCOME FUND

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

EATON VANCE SHORT DURATION DIVERSIFIED INCOME FUND

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management
as Investment Advisor

By:	/s/ Michael B. Bottnof
	Name:	Michael B. Bottnof
	Title:	Vice President

Emigrant Bank

By:	/s/ David J. Feingold
	Name:	David J. Feingold
	Title:	Managing Director

ERSTE BANK, a Republic of Austria Corporation as Lender

By:	/s/ Gregory Aptman
	Name:	Gregory Aptman
	Title:	Vice President

By:	/s/ John Fay
	Name:	John Fay
	Title:	Director

SECURITY BENEFIT LIFE COMPANY,
as Lender
By:	Four Corners Capital Management LLC,
As Sub-Adviser

By:	/s/ Vijay Srinivasan
	Name:	Vijay Srinivasan, CFA
	Title:	Vice President

SECURITY INCOME FUND-INCOME OPPORTUNITY SERIES,
as Lender
By:	Four Corners Capital Management LLC,
As Sub-Adviser

By:	/s/ Vijay Srinivasan
	Name:	Vijay Srinivasan, CFA
	Title:	Vice President

FIRST TRUST/FOUR CORNER SENIOR FLOATING RATE INCOME FUND,
as Lender
By:	Four Corners Capital Management LLC,
As Sub-Adviser

By:	/s/ Vijay Srinivasan
	Name:	Vijay Srinivasan, CFA
	Title:	Vice President

FIRST TRUST/FOUR CORNER SENIOR FLOATING RATE INCOME FUND B,
as Lender
By:	Four Corners Capital Management LLC,
As Sub-Adviser

By:	/s/ Vijay Srinivasan
	Name:	Vijay Srinivasan, CFA
	Title:	Vice President

FORTESS PORTFOLIO TRUST, as Lender
By:	Four Corners Capital Management LLC,
As Sub-Adviser

By:	/s/ Vijay Srinivasan
	Name:	Vijay Srinivasan, CFA
	Title:	Vice President

FRANKLIN FLOATING RATE DAILY ACCESS FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

Franklin CLO I, Limited

By:	/s/ David Ardini
	Name:	David Ardini
	Title:	Vice President

FRANKLIN STRATEGIC INCOME FUND (CANADA)

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN STRATEGIC SERIES-FRANKLIN STRATEGIC INCOME FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST-FRANKLIN STRATEGIC INCOME SECURITIES FUND

By:	/s/ Richard Hsu
	Name:	Richard Hsu
	Title:	Vice President

ELF Funding Trust I

By:		Highland Capital Management, L.P.,
As Collateral Manager
By:		Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Jasper CLO, Ltd.

By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
Name:	Chad Schramek
Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

HFT Real Estate CDO 2006-1, Ltd.

By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding VII LLC

By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Highland Legacy Limited

By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Southfork CLO, Ltd.

By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Loan Funding IV LLC

By:	Highland Capital Management, L.P.,
As Collateral Manager

By:	Strand Advisors, Inc.,
Its General Partner

By:	/s/ Chad Schramek
	Name:	Chad Schramek
	Title:	Assistant Treasurer
Strand Advisors, Inc., General Partner of Highland Capital Management, L.P.

Oligra 43

By:	/s/ Wendy Cheung
	Name:	Wendy Cheung
	Title:	Authorized Signatory

ING Real Estate Finance (USA) LLC

By:	/s/ Christopher S. Godlewski
	Name:	Christopher S. Godlewski
	Title:	Vice President

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jane E. McGrath
	Name:	Jane E. McGrath
	Title:	Vice President

LightPoint CLO 2004-1, Ltd.
LightPoint CLO IV, Ltd.

By:	/s/ Colin Donlan
	Name:	Colin Donlan
	Title:	Director

OLYMPIC CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

Centurion CDO 8, Limited

By:	RiverSource Investments, LLC as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

Centurion CDO II, Ltd.

By:	RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

Centurion CDO 9, Ltd.

By:	RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

Centurion CDO VII, Ltd.

By:	RiverSource Investments, LLC
as Collateral Manager

By:	/s/ Robin C. Stancil
	Name:	Robin C. Stancil
	Title:	Supervisor - Fixed Income

Union Bank of California, N.A.

By:	/s/ Kathleen S. Crandell
	Name:	Kathleen S. Crandell
	Title:	SVP & Regional Manager

U.S. Bank National Association

By:	/s/ Wayne Choi
	Name:	Wayne Choi
	Title:	Senior Vice President

VAN KAMPEN
SENIOR INCOME TRUST

By:	Van Kampen Asset Management

By:	/s/ Robert P. Drobny
	Name:	Robert P. Drobny
	Title:	Vice President

VAN KAMPEN
SENIOR LOAN FUND

By:	Van Kampen Asset Management

By:	/s/ Robert P. Drobny
	Name:	Robert P. Drobny
	Title:	Vice President

[LENDER]

By:	/s/ Bryan Stevens
	Name:	Bryan Stevens
	Title:	Vice President

JPMorgan Chase Bank, N.A.

By:	/s/ Marc E. Costantino
	Name:	Marc E. Costantino
	Title:	Vice President

Trumbull THC2 Loan Funding LLC,
for itself or as agent for Trumbull THC2 CFPI Loan Funding LLC

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney-in-fact

Bushnell CBNA Loan Funding LLC,
for itself or as agent for Bushnell CFPI Loan Funding LLC

By:	/s/ Beata Konopko
	Name:	Beata Konopko
	Title:	As attorney-in-fact

Stedman CBNA Loan Funding LLC,
for itself or as agent for Stedman CFPI Loan Funding LLC

By:	/s/ Roy Hykal
	Name:	Roy Hykal
	Title:	Attorney-in-fact

Attentus CDOI, LTD

By:	Attentus Management Group, LLC
Its Collateral Manager

By:	/s/ Steve Stein
	Name:	Steve Stein
	Title:	Managing Director

AWE, LTD

By:	Attentus Management Group, LLC
as Portfolio Manager

By:	/s/ Steve Stein
	Name:	Steve Stein
	Title:	Managing Director

SIERRA CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

WHITNEY CLO I

By:	/s/ John M. Casparian
	Name:	John M. Casparian
	Title:	Chief Operating Officer,
(Manager)
Centre Pacific, LLC

Granite Ventures III Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures II Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Granite Ventures I Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO V Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO IV Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower Credit Funding I Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

Stone Tower CLO III Ltd.
Stone Tower Debt Advisors LLC,
as its Collateral Manager

By:	/s/ Michael W. Delpercio
	Name:	Michael W. Delpercio
	Title:	Authorized Signatory

NYLIM Flatiron CLO 2005-1 Ltd.

By:	New York Life Investment Management LLC, as Collateral Manager
Attorney-In-Fact

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director

NYLIM Institutional Floating Rate Fund L.P.

By:	New York Life Investment Management LLC, as Investment Manager

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director

MainStay Manager Fund, a series of Eclipse Funds Inc.

By:	New York Life Investment Management LLC

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director

MainStay Floating Rate Fund, a series of Eclipse Funds, Inc.

By:	New York Life Investment Management LLC

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director

MainStay VP Floating Rate Portfolio, a series of MainStay VP Series Funds, Inc.

By:	New York Life Investment Management LLC

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director

New York Life Insurance Company

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director

New York Life Insurance and Annuity Corporation

By:	New York Life Investment Management LLC, Its Investment Manager

By:	/s/ F. Berthelot
	Name:	F. Berthelot
	Title:	Director